Execution Version
AMENDMENT NO. 8 TO CREDIT AGREEMENT
AMENDMENT NO. 8 TO CREDIT AGREEMENT, dated as of November 1, 2021 (this “Amendment”), among Vail Holdco Sub LLC, a Delaware limited liability company (“Holdings”), Avantor FUNDING, Inc., a Delaware corporation (the “Borrower”), each of the Guarantors party hereto, GOLDMAN SACHS BANK USA, as administrative agent and collateral agent (in such capacity and including any permitted successor or assign, the “Administrative Agent”) for the Lenders (as defined in the Credit Agreement referred to below) and GOLDMAN SACHS BANK USA, as the 2021 Incremental B-5 Dollar Term Lender (in such capacity, the “2021 Incremental B-5 Dollar Term Lender”).
W I T N E S S E T H:
WHEREAS, Holdings, the Borrower, the Lenders, the Administrative Agent and certain other parties entered into a Credit Agreement dated as of November 21, 2017 (as amended by Amendment No. 1 to Credit Agreement, dated as of November 27, 2018, as amended by Amendment No. 2 to Credit Agreement, dated as of June 18, 2019, as amended by Amendment No. 3 to Credit Agreement, dated as of January 24, 2020, as amended by Amendment No. 4 to Credit Agreement, dated as of July 14, 2020, as amended by Amendment No. 5 to Credit Agreement, dated as of November 6, 2020, as amended by Amendment No. 6 to Credit Agreement, dated as of June 10, 2021, as amended by Amendment No. 7 to Credit Agreement, dated as of July 7, 2021, and as further amended, restated, amended and restated, supplemented or otherwise modified through the date hereof, the “Credit Agreement”; capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement (as amended by this Amendment));
WHEREAS, Holdings and the Borrower have requested an amendment to the Credit Agreement pursuant to which certain provisions of the Credit Agreement will be amended as set forth herein;
WHEREAS, Section 2.14 of the Credit Agreement permits the Borrower to obtain one or more Incremental Term Commitments from any Lender or Additional Lender pursuant to an Incremental Amendment among the Borrower, each Lender and/or Additional Lender agreeing to provide such Incremental Term Commitments and the Administrative Agent;
WHEREAS, the Borrower will acquire (the “Curie Acquisition”), directly or indirectly through Pisces Merger Sub, LLC, a limited liability company organized under the laws of Delaware (“Curie Merger Sub”) and a wholly-owned indirect subsidiary of VWR International, LLC, a limited liability company incorporated under the laws of the state of Delaware and a wholly-owned direct or indirect subsidiary of the Borrower (collectively, “Curie Buyer”), the capital stock and other equity interests of Curie Holdings, LLC, a limited liability company organized under the laws of Delaware (the “Curie Target”), from the existing equity holders of such entity (the “Curie Sellers”). The Curie Acquisition will be consummated pursuant to that certain Stock Purchase Agreement and Plan of Merger, dated as of September 7, 2021 (together with all exhibits, schedules and other disclosure letters thereto, collectively, as modified, amended, supplemented, consented to or waived, the “Curie Acquisition Agreement”) by and among the Curie Buyer, the Curie Merger Sub, the Curie Target, the Curie Sellers, the representative of the Curie Sellers named therein and the other parties thereto, pursuant to which the Curie Merger Sub will merge with and into the Curie Target, with the Curie Target surviving and the Curie Sellers will receive cash in exchange for all of their shares/interests in the Curie Target (collectively, the “Curie Acquisition Consideration”) and the Curie Target will become a wholly-owned direct or indirect subsidiary of the Borrower;

WHEREAS, in connection with the Curie Acquisition, on the Amendment No. 8 Effective Date (as defined below), the Borrower desires to obtain Incremental Term Commitments (the “2021 Incremental B-5 Dollar Term Commitments”) pursuant to Section 2.14 of the Credit Agreement in an aggregate principal amount of $900,000,000 (the “2021 Incremental B-5 Dollar Term Loans”), which will be in the form of a Term Loan Increase of the existing Incremental B-5 Dollar Term Loans. Immediately after giving effect to the Curie Acquisition, the principal, accrued and unpaid interest, fees, premium, if any, and other amounts under (i) the First Lien Credit Agreement, dated as of November 4, 2019, among CPI Holdco, LLC, Masterflex, LLC, Curie Holdings, LLC, the lenders party thereto from time to time and Jefferies Finance LLC, as administrative agent and collateral agent thereunder (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Curie First Lien Credit Agreement”) and (ii) the Second Lien Credit Agreement, dated as of November 4, 2019, among CPI Holdco, LLC, Masterflex, LLC, Curie Holdings, LLC, the lenders party thereto from time to time and Cortland Capital Market Services LLC, as administrative agent and collateral agent thereunder, (the “Curie Second Lien Credit Agreement”), in each case, will be repaid in full in connection with the other Curie Transactions (as defined below) and all commitments to extend credit under the Curie First Lien Credit Agreement and the Curie Second Lien Credit Agreement will be terminated and any security interests and guarantees in connection therewith shall be terminated and/or released (the “Curie Refinancing”). The proceeds of the Incremental B-5 Dollar Term Loans, together with cash on hand (including the net proceeds from certain issuances of equity and Indebtedness), shall be applied (i) to pay the Curie Acquisition Consideration, (ii) to finance the Curie Refinancing and (iii) to pay the fees and expenses incurred in connection with the Curie Transactions (as defined below) (such fees and expenses, the “Curie Transaction Costs”) (the amounts set forth in clauses (i) through (iii) above, collectively, the “Curie Acquisition Funds”). The transactions described in this recital (including the entry into this Amendment, the borrowing of the 2021 Incremental B-5 Dollar Term Loans, the Curie Refinancing and the payment of Curie Transaction Costs) are collectively referred to herein as the “Curie Transactions”;
WHEREAS, (i) Goldman Sachs Bank USA, Citibank, N.A., BofA Securities, Inc., Barclays Bank PLC and PNC Capital Markets LLC are joint lead arrangers and joint bookrunners with respect to the 2021 Incremental B-5 Dollar Term Loans and this Amendment and (ii) Wells Fargo Securities, LLC and HSBC Securities (USA) Inc. are co-managers with respect to the 2021 Incremental B-5 Dollar Term Loans and this Amendment (collectively, the “Amendment No. 8 Arrangers”);
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE I
Amendments
Subject to the occurrence of the Amendment No. 8 Effective Date, the Credit Agreement is hereby amended as follows:
(i)    The following definitions are hereby added in the appropriate alphabetical order to Section 1.01 of the Credit Agreement:
“2021 Incremental B-5 Dollar Term Commitment” has the meaning assigned thereto in Amendment No. 8.
“2021 Incremental B-5 Dollar Term Lender” has the meaning assigned thereto in Amendment No. 8.

“2021 Incremental B-5 Dollar Term Loan” has the meaning assigned thereto in Amendment No. 8.
“Amendment No. 8” means Amendment No. 8 to this Agreement dated as of November 1, 2021.
“Amendment No. 8 Effective Date” means November 1, 2021.
“Curie Transactions” has the meaning assigned thereto in Amendment No. 8.
(ii)    The definition of “Class” set forth in Section 1.01 of the Credit Agreement is hereby amended to include the following text at the end thereof:
“Notwithstanding anything herein to the contrary, the 2021 Incremental B-5 Dollar Term Loans shall be deemed to be of the same Class as the Incremental B-5 Dollar Term Loans.”
(iii)    The definition of “Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the text “2021 Incremental B-5 Dollar Term Commitment,” after the text “Incremental B-5 Dollar Term Commitment,” appearing in such definition.
(iv)    The definition of “Incremental B-5 Dollar Term Loans” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
““Incremental B-5 Dollar Term Loans” means (i) the Dollar-denominated term loans made by the Lenders pursuant to their Incremental B-5 Dollar Term Commitments on the Amendment No. 7 Effective Date to the Borrower pursuant to Section 2.01(a)(vii) and (ii) the Dollar-denominated term loans made by the 2021 Incremental B-5 Term Lender pursuant to its 2021 Incremental B-5 Dollar Term Commitments on the Amendment No. 8 Effective Date to the Borrower pursuant to Amendment No. 8. The aggregate amount of Incremental B-5 Dollar Term Loans as of the Amendment No. 8 Effective Date is $2,069,125,000.”
(v)    The definition of “Loan Documents” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the text “(ix) Amendment No. 8,” after the text “(viii) Amendment No. 7,” appearing in such definition and updating the numbering appearing thereafter.
(vi)    The definition of “Term Loan” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the text “2021 Incremental B-5 Dollar Term Loan,” after the text “Incremental B-5 Dollar Term Loan,” appearing in such definition.
(vii)    Section 2.01(a) of the Credit Agreement is hereby amended to include the following text at the end thereof:
“Subject to the terms and conditions set forth herein and in Amendment No. 8, each Term Lender with a 2021 Incremental B-5 Dollar Term Commitment severally agrees to make term loans denominated in Dollars to the Borrower on the Amendment No. 8 Effective Date in an aggregate amount not to exceed the amount of such Term Lender’s 2021 Incremental B-5 Dollar Term Commitment. The 2021 Incremental B-5 Dollar Term Loans shall have the same terms, rights and obligations as the Incremental B-5 Dollar

Term Loans as set forth in this Agreement and the other Loan Documents, except as modified by Amendment No. 8.”
(viii)    Section 2.05(a)(iii) of the Credit Agreement is hereby amended to include the following text at the end thereof:
(ix)    “(C) Notwithstanding anything to the contrary contained in this Agreement, at the time of the consummation or occurrence of any Repricing Event of the Incremental B-5 Dollar Term Loans, in each case, that occurs on or prior to the six-month anniversary of the Amendment No. 8 Effective Date, the Borrower agrees to pay to the Administrative Agent, for the ratable account of each applicable Term Lender, a prepayment premium in an amount equal to 1.00% of the aggregate principal amount of the Incremental B-5 Dollar Term Loans so prepaid or repaid and, in connection with any amendment, amendment and restatement or other modification of this Agreement resulting in a Repricing Event of the Incremental B-5 Dollar Term Loans, such Term Lender (and not any Person who replaces such Term Lender pursuant to Section 3.07(a)) shall receive its pro rata portion (as determined immediately prior to it being so replaced) of the prepayment premium or fee described herein. Such fees shall be due and payable upon the date of the applicable prepayment, repayment or Repricing Event of the Incremental B-5 Dollar Term Loans, as applicable. For the avoidance of doubt, after the six-month anniversary of the Amendment No. 8 Effective Date, no fee shall be payable pursuant to this Section 2.05(a)(iii)(C).”
(x)    Section 2.06(b) of the Credit Agreement is hereby amended to include the following text at the end thereof:
“The 2021 Incremental B-5 Dollar Term Commitments of each Term Lender shall be automatically and permanently reduced to $0 upon the funding of the 2021 Incremental B-5 Dollar Term Loans to be made by such Term Lender on the Amendment No. 8 Effective Date.”
(xi)    Section 2.07(a)(A)(iii) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(iii) on the last Business Day of each March, June, September and December, commencing with the last Business Day of the first fiscal quarter ending after the Amendment No. 8 Effective Date, an aggregate principal amount equal to (i) the aggregate principal amount of all Incremental B-5 Dollar Term Loans outstanding on the Amendment No. 8 Effective Date, multiplied by (2) an amount equal to (x) the aggregate outstanding principal amount of the Incremental B-5 Dollar Term Loans on the Amendment No. 7 Effective Date, divided by, (y) the aggregate outstanding principal amount of the Incremental B-5 Dollar Term Loans immediately prior to the Amendment No. 8 Effective Date, multiplied by, (3) 0.25% (which payments shall (x) be reduced as a result of the application of prepayments made in accordance with the order of priority set forth in Section 2.05 (excluding prepayments under Section 2.05(a)(vi)) and (y) shall not be made with respect to Incremental B-5 Dollar Term Loans that were prepaid pursuant to Section 2.05(a)(vi)),”
(xii)    Section 5.11(a) of the Credit Agreement is hereby amended by adding the following text at the end thereof:
“The proceeds of the 2021 Incremental B-5 Dollar Term Loans, together with cash on hand, will be used to finance the Curie Transactions.”

ARTICLE II
Section 2.1.    2021 Incremental B-5 Dollar Term Loans
(a)    Pursuant to Section 2.14 of the Credit Agreement, on the Amendment No. 8 Effective Date, the 2021 Incremental B-5 Dollar Term Lender agrees (i) that it shall be considered a Lender, an Incremental B-5 Dollar Term Lender and a Term Lender for all purposes under the Loan Documents and agrees to be bound by the terms thereof and (ii) to fund 2021 Incremental B-5 Dollar Term Loans in an aggregate principal amount not to exceed the amount set forth opposite the 2021 Incremental B-5 Dollar Term Lender’s name on Annex A hereto.
(b)    The terms and provisions of the 2021 Incremental B-5 Dollar Term Loans for all purposes under the Credit Agreement and each other Loan Document, shall have terms identical to the Incremental B-5 Dollar Term Loans outstanding under the Credit Agreement immediately prior to the date hereof (but giving effect to any amendments hereunder). The 2021 Incremental B-5 Dollar Term Loans shall constitute a Term Loan Increase of the Incremental B-5 Dollar Term Loans and the Incremental B-5 Dollar Term Loans and the 2021 Incremental B-5 Dollar Term Loans shall collectively comprise a single Class of Loans. The aggregate amount of the 2021 Incremental B-5 Dollar Term Loans funded pursuant to this Amendment shall be $900,000,000. The Borrower shall use the net proceeds of the 2021 Incremental B-5 Dollar Term Loans as set forth in the recitals to this Amendment. The funding of the 2021 Incremental B-5 Dollar Term Loans will occur in one drawing on the date hereof pursuant to the Borrower’s request (even if, with respect to the 2021 Incremental B-5 Dollar Term Loans pursuant to this Amendment only and not any other Borrowing, the deadlines for notices of Borrowing in Section 2.02 of the Credit Agreement are not strictly observed).
(c)    Subject to the terms and conditions set forth herein, pursuant to Section 2.14 of the Credit Agreement, effective as of the Amendment No. 8 Effective Date, for all purposes of the Loan Documents, (i) the 2021 Incremental B-5 Dollar Term Loans shall constitute “Incremental Term Loans”, “Term Loans”, “Dollar Term Loans” and “Incremental B-5 Dollar Term Loans” and (ii) the 2021 Incremental B-5 Dollar Term Lender shall constitute an “Incremental B-5 Dollar Term Lender”, a “Term Lender” and a “Lender”. Upon execution and delivery of this Amendment, the Administrative Agent will record the 2021 Incremental B-5 Dollar Term Loans as being of the same Class as the Incremental B-5 Dollar Term Loans.
(d)    The 2021 Incremental B-5 Dollar Term Lender, by delivering its signature page to this Amendment, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document (including this Amendment) and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Class of Lenders on the Amendment No. 8 Effective Date.

ARTICLE III
Conditions to Effectiveness
Section 3.1.    This Amendment shall become effective on the date (the “Amendment No. 8 Effective Date”) on which:
(a)The Administrative Agent (or its counsel) shall have received from (i) the Administrative Agent, (ii) the 2021 Incremental B-5 Dollar Term Lender and (iii) each Loan Party, (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include a telecopy or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.
(b)The Administrative Agent shall have received a customary written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 8 Effective Date) of Simpson Thacher & Bartlett LLP, New York counsel for the Loan Parties. Each of the Borrower, Holdings and the Administrative Agent hereby instruct such counsel to deliver such legal opinion.
(c)The Administrative Agent shall have received such certificates of good standing (to the extent such concept exists) from the applicable secretary of state of the state of organization of each Loan Party, certificates of resolutions or other action, incumbency certificates (or a representation that such Responsible Officers are the same as those whose signature and incumbency certificates were delivered to the Administrative Agent on the Closing Date), certificates of incorporation (or a representation that such certificates have not been amended since the Closing Date) and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party on the Amendment No. 8 Effective Date.
(d)The Borrower shall have paid to the Administrative Agent all fees, if applicable, and expenses due to the Administrative Agent and the Amendment No. 8 Arrangers, as separately agreed in writing, on the Amendment No. 8 Effective Date, to the extent such fees and/or expenses are invoiced at least one business day prior to the Closing Date. All reasonable costs and expenses (including, without limitation, the reasonable fees, charges and disbursements of counsel for the Administrative Agent) of the Administrative Agent and the Amendment No. 8 Arrangers in connection with this Amendment and the transactions contemplated hereby shall have been paid as separately agreed in writing, to the extent invoiced at least one business day prior to the Closing Date.
(e)The Amendment No. 8 Specified Representations shall be true and correct. “Amendment No. 8 Specified Representations” means the representations and warranties set forth in Sections 5.01(a), 5.01(b) (as to the execution, delivery and performance of the Loan Documents), 5.01(c), 5.02(a), 5.02(b)(i), 5.02(b)(iii), 5.04, 5.12, 5.16, 5.17 (solely with respect to the use of the proceeds of the 2021 Incremental B-5 Dollar Term Loans funded on the Amendment No. 8 Effective Date not violating Section 5.17 of the Credit Agreement), 5.17(a)(iii) and 5.18 of the Credit Agreement.
(f)The Amendment No. 8 Specified Curie Acquisition Agreement Representations shall be true and correct. “Amendment No. 8 Specified Curie Acquisition Agreement Representations” means the representations made by, or with respect to, the Curie Target and its subsidiaries in the Curie Acquisition Agreement as are material to the interests of the Lenders, but only to the extent that the Borrower or its Affiliates have the right to terminate its (and/or its Affiliates’) obligations under the Curie Acquisition Agreement or decline to consummate the Curie Acquisition pursuant to Section 3.06 of the Curie Acquisition Agreement as a result of a breach of such representations in the Curie Acquisition Agreement.
(g)The Administrative Agent shall have received a certificate, dated the Amendment No. 8 Effective Date and signed by a Responsible Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (e), (f) and (l) of this Section 3.1.
(h)The Administrative Agent shall have received a Committed Loan Notice with respect to the 2021 Incremental B-5 Dollar Term Loans to be made on the Amendment No. 8 Effective Date at the Administrative Agent’s Office at least three (3) Business Days prior to the Amendment No. 8 Effective Date (or in each case, such shorter notice as is approved by the Administrative Agent in its reasonable discretion), and such Committed Loan Notice shall otherwise meet the requirements set forth in Section 2.02 of the Credit Agreement.
(i)The Administrative Agent and the 2021 Incremental B-5 Dollar Term Lender shall have received, no later than three (3) Business Days in advance of the Amendment No. 8 Effective Date, (i) all documentation and other information about the Loan Parties and the principals thereof (including background checks on the Borrower and the Guarantors and on the principals thereof) that shall have been reasonably requested by the Administrative Agent or the 2021 Incremental B-5 Dollar Term Lender in writing at least ten (10) days prior to the Amendment No. 8 Effective Date and that the Administrative Agent and the 2021 Incremental B-5 Dollar Term Lender reasonably determine that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act, the results of which shall be satisfactory to the Administrative Agent and the 2021 Incremental B-5 Dollar Term Lender and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall deliver a Beneficial Ownership Certification in relation to the Borrower to the Administrative Agent or the 2021 Incremental B-5 Dollar Term Lender that has requested such Beneficial Ownership Certification at least five (5) Business Days prior to the Amendment No. 8 Effective Date (provided that, upon the execution and delivery by such 2021 Incremental B-5 Dollar Term Lender of its signature page to this Amendment, the condition set forth in this clause (i) shall be deemed to be satisfied).
(j)The Administrative Agent shall have received the results of a recent Lien search in each of the jurisdictions in which Uniform Commercial Code financing statements, or other filings or recordations should be made to evidence or perfect security interests in the Collateral, and such search shall reveal no Liens on any of the Collateral, except for Liens permitted by Section 7.01 of the Credit Agreement or discharged on or prior to the Amendment No. 8 Effective Date pursuant to documentation reasonably satisfactory to the Administrative Agent.
(k)The Curie Acquisition shall have been consummated, or substantially simultaneously with the initial borrowing of the 2021 Incremental B-5 Dollar Term Loans, shall be consummated, in accordance with the terms of the Curie Acquisition Agreement, after giving effect to any modifications, amendments, consents or waivers by Curie Buyer thereto, other than those modifications, amendments, consents or waivers that are materially adverse to the interests of the 2021 Incremental B-5 Dollar Term Lender, unless consented to in advance in writing by the 2021 Incremental B-5 Dollar Term Lender (such consent not to be unreasonably withheld, delayed or conditioned); provided that (i) any reduction in the purchase price shall not be deemed to be materially adverse to the interests of the 2021 Incremental B-5 Dollar Term Lender so long as the full amount of such decrease is allocated to reduce the 2021 Incremental B-5 Dollar Term

Loans on the Amendment No. 8 Effective Date and (ii) any increase in the purchase price shall not be materially adverse to the 2021 Incremental B-5 Dollar Term Lender so long as such increase is not funded with the proceeds of debt.
(l)Since the date of the Curie Acquisition Agreement, no Material Adverse Effect (as defined in the Curie Acquisition Agreement as in effect on September 7, 2021) shall have occurred and is continuing as of the Amendment No. 8 Effective Date.
(m)Substantially simultaneously with the initial borrowing under the 2021 Incremental B-5 Term Loan Loans, the Curie Refinancing shall be consummated and all commitments, guarantees and security interests relating to the debt subject to the Curie Refinancing shall be terminated and/or released.
ARTICLE IV
Representations and Warranties.
Section 4.1.    To induce the 2021 Incremental B-5 Dollar Term Lender to enter into this Amendment, each Loan Party represents and warrants that:
(a)Organization; Power. Each Loan Party (i) is duly organized or incorporated, validly existing and, to the extent such concept is applicable in the corresponding jurisdiction, in good standing under the laws of the jurisdiction of its organization or incorporation and (ii) has all requisite organizational or constitutional power and authority to execute and deliver this Amendment and perform its obligations under the Credit Agreement as amended by this Amendment, and the other Loan Documents to which it is a party, except, in the case of clause (i) (other than with respect to Holdings and the Borrower), where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.
(b)Authorization; Enforceability. This Amendment has been duly authorized by all necessary corporate, shareholder or other organizational action by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, as applicable, enforceable in accordance with its terms, except as such enforceability may be limited by the Enforcement Qualifications.
(c)Representations. The Amendment No. 8 Specified Representations and the Amendment No. 8 Specified Curie Acquisition Agreement Representations shall be true and correct.
ARTICLE V
Miscellaneous
Section 5.1.    Effect of Amendment
(a)On and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, mean and are a reference to the Credit Agreement as modified by this Amendment. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(b)The Credit Agreement, as specifically amended by this Amendment, and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all of the respective Obligations of Holdings, the Borrower and the other Loan Parties under the Loan Documents, in each case as the Credit Agreement is amended by this Amendment.
(c)The execution, delivery and effectiveness of this Amendment does not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents nor constitute a waiver of any provision of any of the Loan Documents. This Amendment shall not constitute a novation of the Credit Agreement or any other Loan Document.
Section 5.2.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall be binding upon and inure to the benefit of the parties hereto and to the other Loan Documents and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of an original executed counterpart of this Amendment. The words “execution”, “signed”, “signature” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Requirements of Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 5.3.    GOVERNING LAW, etc.    THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUCTED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.15(b) and 10.16 of the Credit Agreement are incorporated herein and apply to this Amendment mutatis mutandis.
Section 5.4.    Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or be taken into consideration in interpreting, this Amendment.
Section 5.5.    Reaffirmation. Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its prior guarantee of the Obligations under each Guaranty, as applicable, and its prior grant of Liens on the Collateral to secure the applicable Obligations pursuant to the Collateral Documents.
[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

AVANTOR FUNDING, INC.,
as Borrower

By:	/s/ Martin A. Goldman
	Name:	Martin A. Goldman
	Title:	Senior Vice President – Global Taxation

VAIL HOLDCO SUB LLC,

as Holdings
By:	/s/ Martin A. Goldman
	Name:	Martin A. Goldman
	Title:	Vice President

VWR CHEMICALS, LLC
EPL PATHOLOGY ARCHIVES, LLC
AVANTOR FLUID HANDLING, LLC
THERAPAK, LLC
VWR GLOBAL HOLDINGS, INC.
NUSIL ACQUISITION CORP.
NUSIL TECHNOLOGY LLC
NUSIL INVESTMENTS LLC
APPLIED SILICONE COMPANY LLC
MOREHOUSE-COWLES LLC
SITECH NUSIL, LLC
PURITAN PRODUCTS, INC.
AVANTOR PERFORMANCE MATERIALS
INTERNATIONAL, LLC
AVANTOR PERFORMANCE MATERIALS, LLC
VWR CORPORATION
VWR FUNDING, INC.
VWR INTERNATIONAL, LLC
VWR MANAGEMENT SERVICES LLC
VWR INTERNATIONAL HOLDINGS, INC.
RELIABLE BIOPHARMACEUTICAL, LLC,
each as a Guarantor

By:	/s/ Martin A. Goldman
	Name:	Martin A. Goldman
	Title:	Vice President
[Signature Page to Amendment No. 8]

Accepted and Acknowledged:

GOLDMAN SACHS BANK USA, as Administrative
Agent

By:	/s/ Robert Ehudin
	Name:	Robert Ehudin
	Title:	Authorized Signatory
[Signature Page to Amendment No. 8]

GOLDMAN SACHS BANK USA, as 2021
Incremental B-5 Dollar Term Lender

By:	/s/ Robert Ehudin
	Name:	Robert Ehudin
	Title:	Authorized Signatory
[Signature Page to Amendment No. 8]

ANNEX A

Lender	2021 Incremental B-5 Dollar Term Commitment
Goldman Sachs Bank USA	$900,000,000
Total	$900,000,000